SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                       Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported):       July 11, 2003
                                                    ----------------------

                              CAL-MAINE FOODS, INC.
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             (Exact name of Registrant as specified in its charter)

       Delaware                    000-04892              64-0500378
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(State or other             (Commission File Number)     (IRS Employer
  jurisdiction of                     (IRS Employer      Identification
    incorporation)                                           Number)


3320 Woodrow Wilson Avenue,  Jackson, MS        39207
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(Address of principal executive offices)       (Zip Code)



Registrant's telephone number, including area code:   (601) 948-6813
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Item 5.   Other Events and Required FD Disclosure.

     On July 14, 2003, Cal-Maine Foods, Inc., announced that its Board of Directors, at a special meeting held on July 11, 2003, unanimously voted to explore the possibility of the Company becoming privately held. A copy of the press release issued by the Company on July 14, 2003, is filed as an exhibit herewith.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits

The following exhibit is filed herewith:

Exhibit No.       Document
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    99            Press release issued by the Registrant on July 14, 2003.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      CAL-MAINE FOODS, INC.
                                      (Registrant)

Date:    July 14, 2003                By:  /s/ Bobby J. Raines
                                           -------------------------------------
                                           Bobby J. Raines
                                           Vice President, Chief Financial
                                             Officer, Treasurer and Secretary

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